united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered
management investment companies

Investment Company Act file number: 811-23328

Flat Rock Opportunity Fund
(Exact name of registrant as specified in charter)

Robert K. Grunewald,
Chief Executive Officer
680 S. Cache Street, Suite 100,
P.O. Box 7403,
Jackson, WY 83001
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.
Krisztina Nadasdy, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001
(202) 383-0262

Registrant’s telephone number, including area code: (307) 500-5200

Date of fiscal year end: December 31

Date of reporting period: January 1, 2025 – June 30, 2025

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

June 30, 2025

Flat Rock Opportunity Fund

FLAT ROCK GLOBAL

Where Investors Come First

Flat Rock Opportunity Fund	Portfolio Update
June 30, 2025 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Opportunity Fund’s (the “Fund”) investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

PERFORMANCE as of June 30, 2025

	6 Month	1 Year	3 Year	5 Year	Since Inception(1)
Flat Rock Opportunity Fund(2)(6)	-0.39%	4.74%	11.03%	16.17%	11.26%
S&P 500 Index(3)	6.20%	15.16%	19.69%	16.63%	14.34%
Bloomberg US Corporate High Yield Bond Index(4)	4.57%	10.28%	9.92%	5.96%	5.35%
Morningstar LSTA US Leveraged Loan Index(5)	2.81%	7.29%	9.68%	7.45%	5.55%

(1)    The Fund commenced operations on July 2, 2018.

(2)    Performance returns are net of management fees and other Fund expenses.

(3)    The Standard & Poor’s 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 large-capitalization stocks primarily traded on the New York Stock Exchange.

(4)        The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market.

(5)    The Morningstar LSTA US Leveraged Loan Index is a market value weighted index designed to capture the performance of the US leveraged loan market.

(6)    The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased by the Fund, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that its shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund intends to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The Fund’s investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest

Semi-Annual Report | June 30, 2025	1

Flat Rock Opportunity Fund	Portfolio Update
June 30, 2025 (Unaudited)

level of risk. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

ASSET ALLOCATION as of June 30, 2025*

*      Holdings are subject to change.

        Percentages are based on net assets of the Fund.

TOP TEN HOLDINGS* as of June 30, 2025

% of Net Assets
Jefferies Credit Partners DL CLO 2024-II Ltd., Series 2A	7.64%
Woodmont Trust, Series 2022-9A	5.56%
Ivy Hill Middle Market Credit Fund XX Ltd., Series 20A	5.08%
Jefferies Credit Partners Direct Lending CLO Ltd., Series 2024-1A	4.44%
Guggenheim MM CLO LLC, Series 2023-6A	4.04%
FCO XXVII Warehouse	3.87%
Audax Senior Debt CLO 9 LLC, Series 2024-9A	3.59%
Barings Middle Market CLO Ltd., Series 2023-1A	3.32%
Lake Shore MM CLO V LLC, Series 1A	3.23%
New Mountain Guardian IV Feeder III, Ltd.	3.20%

*      Holdings are subject to change and exclude cash equivalents.

2	www.flatrockglobal.com

Flat Rock Opportunity Fund	Portfolio Update
June 30, 2025 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the NAV of $20.00 on July 2, 2018 (commencement of operations) and tracking its progress through June 30, 2025.

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
7/2/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
6/30/24
12/31/24
6/30/25
Flat Rock Opportunity Fund – $21,093
S&P 500 Total Return Index – $25,548
Bloomberg US Corporate High Yield Bond Index – $14,399
Morningstar LSTA US Leveraged Loan Index – $14,573

The hypothetical $10,000 investment at inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly. Performance quoted does not include a deduction for taxes that a shareholder would pay on the repurchase of its shares by the Fund.

Semi-Annual Report | June 30, 2025	3

Flat Rock Opportunity Fund	Schedule of Investments
June 30, 2025 (Unaudited)
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(c) - 99.84%
Allegro CLO XIV Ltd., Series 2021-2A, Subordinated Notes, 5.31%, 10/15/2034	$11,800,000	$5,415,642
ALM 2020 Ltd., Series 2020-1A, Subordinated Notes, 0.00%, 10/15/2029	8,000,000	148,000
Audax Interests, Series 2023-8a, 7.10%, 10/20/2035	15,000,000	10,491,684
Audax Senior Debt CLO 12 LLC, Series 2025-12A, Subordinated Notes, 17.73%, 4/22/2037	8,500,000	7,937,382
Audax Senior Debt CLO 9 LLC, Series 2024-9A, Subordinated Notes, 10.56%, 4/20/2036	19,000,000	15,441,625
Bain Capital Credit CLO Ltd., Series 2021-3A, Subordinated Notes, 8.68%, 7/24/2034	12,800,000	6,454,262
Bain Capital Credit CLO Ltd., Series 2025-1A, Subordinated Notes, 15.57%, 4/23/2038	7,000,000	6,090,902
Barings Middle Market CLO Ltd., Series 2021-1A, Subordinated Notes, 14.04%, 7/20/2033	3,240,000	2,671,415
Barings Middle Market CLO Ltd., Series 2023-1A, Subordinated Notes, 7.32%, 1/20/2036	17,000,000	14,299,823
Benefit Street Partners CLO XXV Ltd., Series 2021-25A, Subordinated Notes, 18.16%, 1/15/2035	9,246,257	7,412,718
BlackRock Baker CLO Ltd., Series 2021-8A, Class VDN, 0.00%, 1/15/2034	7,347,140	536,341
BlackRock Elbert CLO V, LLC, Series 5I, Subordinated Notes, 0.91%, 6/15/2034	6,500,000	2,915,778
BlackRock Maroon Bells CLO XI, LLC, Series 2022-1A, Subordinated Notes, 12.79%, 1/15/2038	11,643,312	5,790,562
Blackrock Mt. Hood CLO X, LLC, Series 2023-1A, Class VDN, 0.00%, 4/20/2035	20,600,000	8,858,822
Brightwood Capital MM CLO Ltd., Series 2023-1A, Class E, 13.28%, 10/15/2035	14,945,879	11,078,506
Churchill Middle Market CLO III Ltd., Series 2021-1A, Subordinated Notes, 0.00%, 10/24/2033(d)	21,500,000	591,933
Churchill Middle Market CLO IV Ltd., Series 1I, Subordinated Notes, 15.46%, 4/23/2036	7,000,000	4,590,402
FCO XXVII Warehouse, 16.00%, 12/31/2049(e)(f)	16,677,000	16,677,000
Great Lakes CLO Ltd., Series 2014-1A, Subordinated Notes, 0.00%, 10/15/2029	26,740,000	13,691,548
Guggenheim MM CLO LLC, Series 2023-6A, Subordinated Notes, 6.28%, 1/25/2036	20,000,000	17,382,093
Ivy Hill Middle Market Credit Fund XX Ltd., Series 20A, Subordinated Notes, 4.15%, 4/20/2035	26,899,000	21,853,340
See Notes to Financial Statements.
4	www.flatrockglobal.com

Flat Rock Opportunity Fund	Schedule of Investments
June 30, 2025 (Unaudited)
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(c) - 99.84%
Jefferies Credit Partners Direct Lending CLO Ltd., Series 2024-1A, Subordinated Notes, 19.33%, 7/25/2036	$20,403,000	$19,113,759
Jefferies Credit Partners DL CLO 2024-II Ltd, Series 2024-2A, Subordinated Notes, 17.82%, 1/20/2037	35,272,444	32,888,160
Lake Shore MM CLO II Ltd., Series 2X, Subordinated Notes, 12.48%, 10/17/2031	1,700,000	326,342
Lake Shore MM CLO II Ltd., Series 2019-2A, Subordinated Notes, 12.48%, 10/17/2031	17,300,000	3,321,005
Lake Shore MM CLO V LLC, Series 2022-1A, Subordinated Notes, 13.45%, 1/15/2037	22,400,000	13,898,041
LCM Ltd., Series 34A, Income Notes, 0.00%, 10/20/2034	8,696,000	1,610,499
Maranon Loan Funding Ltd., Series 2021-3A, Subordinated Notes, 28.08%, 10/15/2036	10,000,000	6,830,707
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 26A, Subordinated Notes, 15.54%, 10/18/2038	12,000,000	5,400,333
Neuberger Berman Loan Advisers CLO 30 Ltd., Series 2018-30A, Subordinated Notes, 15.66%, 1/20/2039	14,555,000	8,513,038
New Mountain CLO Ltd., Series 1A, Subordinated Notes, 18.64%, 1/15/2038	10,520,364	8,979,969
New Mountain CLO Ltd., Series 3A, Subordinated Notes, 12.92%, 10/20/2034	10,000,000	6,745,797
New Mountain CLO Ltd., Series 4A, Subordinated Notes, 9.74%, 4/20/2036	18,604,000	10,822,771
New Mountain CLO Ltd., Series 2A, Subordinated Notes, 11.58%, 1/15/2038	8,250,000	5,242,260
NXT Warehouse, 12.00%, 12/31/2049(e)(f)	1,838,200	1,838,200
Oaktree CLO Ltd., Series 2022-1A, Subordinated Notes, 16.41%, 5/15/2033	10,333,333	6,429,433
Oaktree CLO Ltd., Series 2019-4A, Subordinated Notes, 14.68%, 7/20/2037	9,000,000	5,706,284
Oaktree CLO Ltd., Series 2019-2A, Subordinated Notes, 16.82%, 10/15/2037	10,880,000	4,374,912
Oaktree CLO Ltd., Series 2019-3A, Subordinated Notes, 18.00%, 1/20/2038	8,981,520	5,440,269
OCP CLO Ltd., Series 2020-20A, Subordinated Notes, 11.87%, 4/18/2037	6,000,000	3,735,401
OCP CLO Ltd., Series 2016-12A, Subordinated Notes, 16.66%, 10/18/2037	15,100,000	8,646,587
Octagon 70 Alto Ltd., Series 2023-1A, Subordinated Notes, 8.39%, 10/20/2036	6,000,000	3,154,999
See Notes to Financial Statements.
Semi-Annual Report | June 30, 2025	5

Flat Rock Opportunity Fund	Schedule of Investments
June 30, 2025 (Unaudited)
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(c) - 99.84%
Octagon Investment Partners 20-R Ltd., Series 2019-4A, Subordinated Notes, 15.34%, 8/12/2037	$51,980,000	$13,311,897
Symphony CLO Ltd., Series 2023-30A, Subordinated Notes, 5.86%, 4/20/2037	9,227,500	4,124,190
Symphony CLO XXIV Ltd., Series 2020-24X, Subordinated Notes, 8.54%, 1/23/2032	5,000,000	1,787,263
TCP Whitney CLO Ltd., Series 1A, Subordinated Notes, 0.00%, 8/20/2033	3,575,763	1,901,140
TCP Whitney CLO Ltd., Series 2017-1I, Subordinated Notes, 1.80%, 8/20/2033	11,500,000	4,740,163
TCW CLO Ltd., Series 2021-2A, Income Notes, 2.93%, 7/25/2034	7,000,000	3,176,046
TCW CLO Ltd., Series 2021-2A, Subordinated Notes, 2.87%, 7/25/2034	8,125,000	3,686,989
TCW CLO Ltd., Series 2024-2A, Subordinated Notes, 13.09%, 7/17/2037	18,000,000	12,656,860
Voya CLO Ltd., Series 2021-1A, Income Notes, 13.48%, 7/15/2034	6,960,000	3,921,611
Voya CLO Ltd., Series 2022-1A, Subordinated Notes, 11.87%, 4/20/2035	8,000,000	4,900,449
Voya CLO Ltd., Series 2024-2A, Subordinated Notes, 11.19%, 7/20/2037	10,500,000	8,297,992
Woodmont Trust, Series 2022-9A, Subordinated Notes, 15.94%, 10/25/2036	24,084,000	23,930,558
TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY (Cost $469,215,300)		429,783,702
COLLATERALIZED LOAN OBLIGATIONS DEBT(a)(c)(g) - 2.89%
Brightwood Capital MM CLO Ltd., Series 2020-1, Class ER, 12.98%, 1/15/2031 (3M US SOFR + 872 bps)	6,500,000	6,556,567
Brightwood Capital MM CLO Ltd., Series 2023-1A, Class E, 14.62%, 10/15/2035 (3M US SOFR + 1036 bps)	5,804,225	5,908,380
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $11,766,299)		12,464,947
Feeder Fund Investment - Debt(a)(c)(g)(h) - 0.05%
Bain Capital Global Direct Lending Fund U II RN LP, Series 2025-1A, Class D, 12.29%, 6/18/2036 (3M US SOFR + 800 bps)	200,000	198,000
TOTAL Feeder Fund Investment - Debt (Cost $198,004)		198,000
See Notes to Financial Statements.
6	www.flatrockglobal.com

Flat Rock Opportunity Fund	Schedule of Investments
June 30, 2025 (Unaudited)
	Principal Amount	Fair Value
Feeder Fund Investment - Equity(a)(c)(i) - 5.07%
Bain Capital Global Direct Lending Fund U II RN LP, Series 2025-1A, Subordinated Notes, 16.50%, 6/18/2036	$8,699,991	$8,047,492
New Mountain Guardian IV Feeder III, Ltd., Subordinated Notes, 16.00%, 11/19/2036	13,921,220	13,762,518
TOTAL Feeder Fund Investment - Equity (Cost $21,760,324)		21,810,010
SHORT-TERM INVESTMENTS - 0.13%
MONEY MARKET FUNDS - 0.13%	Shares
First American Government Obligations Fund, Class X, 4.25%(j)	567,691	567,691
TOTAL SHORT-TERM INVESTMENTS (Cost $567,691)		567,691
TOTAL INVESTMENTS - 107.98% (Cost $503,507,618)		464,824,350
Liabilities in Excess of Other Assets - (7.98)%		(34,367,543)
NET ASSETS - 100.00%		$430,456,807

(a)   The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(b)    Collateralized loan obligation (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and CLO expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or in connection with a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $429,783,702, which represents 99.84% of net assets as of June 30, 2025.

(c)    Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted” securities. As of June 30, 2025, the total fair value of these securities amounts to $464,256,659 which represents 107.85% of net assets.

(d)   This CLO was called on June 17, 2025. Proceeds received subsequent to June 30, 2025.

(e)    As of June 30, 2025 the Fund has commitments related to its investment in this CLO.

(f)    Positions represent investments in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO position.

(g)   Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of June 30, 2025. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2025	7

Flat Rock Opportunity Fund	Schedule of Investments
June 30, 2025 (Unaudited)

(h)   Debt tranches in securitizations of limited partnership interests in a loan fund (“Feeder Fund Investments — Debt”) are entitled to contractual interest payments derived from the cash flows generated by the underlying loan fund. As of June 30, 2025, the total fair value of Feeder Fund Investments — Debt was $198,000, representing 0.05% of net assets.

(i)    Equity tranches in securitizations of limited partnership interests in a loan fund (“Feeder Fund Investment — Equity”) are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by the underlying loan fund less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projections of the amount and timing of these recurring distributions in addition to the estimated amount of the terminal principal payment. Effective yields are generally updated once a quarter or in connection with events such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. As of June 30, 2025, the total fair value of Feeder Fund Investments — Equity was $21,810,010, representing 5.07% of net assets.

(j)    Rate disclosed is the seven day effective yield as of June 30, 2025.

SOFR - Secured Overnight Financing Rate

3M US SOFR - 3 Month US SOFR as of June 30, 2025 was 4.34%.

See Notes to Financial Statements.
8	www.flatrockglobal.com

Flat Rock Opportunity Fund	Statement of Assets and Liabilities
June 30, 2025 (Unaudited)
Assets
Investments at fair value (cost $503,507,618)	$ 464,824,350
Interest receivable	11,702,566
Fee Rebate	1,494,125
Receivable for fund shares sold	464,521
Cash and cash equivalents	296,017
Dividends receivable	61,536
Prepaid expenses and other assets	67,641
Total assets	478,910,756
Liabilities
Mandatorily redeemable preferred stock (net of deferred financing costs of $492,853(a) (see Note 10))	$ 44,507,147
Incentive fee payable	1,895,847
Payable for securities purchased	760,000
Management fee payable	499,770
Payable for excise tax	330,537
Dividends payable on redeemable preferred stock (see Note 10)	117,537
Payable to transfer agent	113,012
Payable for audit and tax service fees	52,985
Payable for fund accounting and administration fees	39,804
Payable to trustees	24,233
Payable for custodian fees	6,666
Other accrued expenses	106,411
Total liabilities	48,453,949
Net Assets	$ 430,456,807
Commitments and Contingencies (see Note 12)
Net Assets Consist Of:
Paid-in capital	$ 478,487,091
Accumulated deficit	(48,030,284)
Net Assets	$ 430,456,807
Pricing of Shares
Net Assets	430,456,807
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	24,628,262
Net asset value and offering price per share	$ 17.48

(a)    $10,000 liquidation value per share. 4,500 shares authorized, issued and outstanding.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2025	9

Flat Rock Opportunity Fund	Statement of Operations
For the six months ended June 30, 2025 (Unaudited)
Investment Income
Interest income	$ 27,109,649
Dividend income	2,713,219
Total Investment Income	29,822,868
Expenses
Incentive fees	3,609,627
Management fees	2,979,492
Dividends on redeemable preferred stock	1,326,453
Transfer agent fees and expenses	285,575
Accounting and administration fees	171,207
Audit and tax service fees	127,234
Amortization of deferred financing costs	58,724
Legal fees	45,683
Printing expenses	39,712
Registration expenses	29,234
Trustee expenses	24,233
Custodian expenses	21,160
Insurance expenses	16,011
Compliance expenses	10,733
Miscellaneous expenses	44,278
Total expenses	8,789,356
Fees waived by Adviser (See Note 4)	(79,423)
Net expenses	8,709,933
Net Investment Income	21,112,935
Realized and Change in Unrealized Gain/(Loss) from Investments
Net realized loss on sale of investments	(22,500)
Net change in unrealized appreciation/(depreciation) from investments	(22,051,763)
Net realized and change in unrealized loss from investments	(22,074,263)
Net Decrease in Net Assets Resulting from Operations	$ (961,328)
See Notes to Financial Statements.
10	www.flatrockglobal.com

Flat Rock Opportunity Fund	Statements of Changes in Net Assets
June 30, 2025 (Unaudited)
	For The Six Months Ended June 30, 2025 (Unaudited)	For The Year Ended December 31, 2024
Increase/(Decrease) In Net Assets Resulting From Operations
Net investment income	$ 21,112,935	$ 43,353,747
Net realized loss on sale of investments	(22,500)	(6,732,505)
Net change in unrealized appreciation/(depreciation) from investments	(22,051,763)	4,519,161
Net decrease in net assets resulting from operations	(961,328)	41,140,403
Distributions To Shareholders
Distributions paid from earnings	(30,544,744)	(48,982,481)
Decrease in net assets from distributions to shareholders	(30,544,744)	(48,982,481)
Capital Share Transactions
Proceeds from shares sold	106,738,809	183,799,252
Reinvestment of distributions	9,390,984	14,878,088
Cost of shares repurchased	(40,066,780)	(31,780,805)
Net increase in net assets resulting from capital share transactions	76,063,013	166,896,535
Net increase in net assets	44,556,941	159,054,457
Net Assets
Beginning of period	385,899,866	226,845,409
End of period	$ 430,456,807	$ 385,899,866
Share Transactions
Shares sold	5,858,239	9,529,247
Shares issued in reinvestment of distributions	524,261	777,781
Shares repurchased	(2,226,368)	(1,642,435)
Net increase in share transactions	4,156,132	8,664,593
See Notes to Financial Statements.
Semi-Annual Report | June 30, 2025	11

Flat Rock Opportunity Fund	Statement of Cash Flows
For the six months ended June 30, 2025 (Unaudited)
CASH FLOWS RESULTING FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$ (961,328)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(124,787,542)
Proceeds from sales of investment securities	10,627,500
Net sales of short-term investments securities	22,524,623
Amortization of premium and accretion of discount on investments, net	22,324,890
Amortization of deferred financing costs	58,724
Net realized (gain)/loss on:
Investments	22,500
Net change in unrealized (appreciation)/depreciation on:
Investments	22,051,763
(Increase)/Decrease in assets:
Interest receivable	3,170,582
Dividends receivable	24,018
Fee Rebate	127,847
Prepaid expenses and other assets	352,476
Increase/(Decrease) in liabilities:
Payable for excise tax	(360,378)
Management fee payable	(4,928)
Payable for audit and tax service fees	(63,765)
Payable to trustees	24,233
Payable for fund accounting and administration fees	1,526
Payable to transfer agent	(53,744)
Incentive fee payable	(266,590)
Payable for custodian fees	(3,892)
Other accrued expenses	(52,759)
Net cash used in operating activities	$ (45,244,244)
See Notes to Financial Statements.
12	www.flatrockglobal.com

Flat Rock Opportunity Fund	Statement of Cash Flows
For the six months ended June 30, 2025 (Unaudited)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	$106,769,347
Cost of shares repurchased	(40,066,780)
Distributions paid (net of reinvestments)	(21,153,760)
Decrease in dividends payable on redeemable preferred stock	(8,546)
Net cash provided by financing activities	45,540,261
Net increase/(decrease) in cash	296,017
Cash, beginning of period	$—
Cash, end of period	$296,017
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions:	$9,390,984
Supplemental Disclosure of Cash Flow Information
Cash paid for dividends on mandatorily redeemable preferred stock:	$1,335,000
See Notes to Financial Statements.
Semi-Annual Report | June 30, 2025	13

Flat Rock Opportunity Fund	Financial Highlights

	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024*	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Per Share Operating Performance
Net asset value, beginning of period	$18.85	$19.21	$18.72	$22.21	$19.70	$19.48
Income/(loss) from investment operations:
Net investment income(a)	0.90	2.68	2.94	3.05	3.03	2.16
Net realized and unrealized gains/(losses) from investments	(0.95)	(0.03)	0.29	(3.54)	1.61	0.24
Total income/(loss) from investment operations	(0.05)	2.65	3.23	(0.49)	4.64	2.40
Less distributions:
Net investment income	(1.32)	(3.01)	(2.74)	(2.92)	(2.12)	(2.18)
Net realized gains	—	—	—	(0.08)	(0.01)	—
Total distributions	(1.32)	(3.01)	(2.74)	(3.00)	(2.13)	(2.18)
Net increase/(decrease) in net asset value	(1.37)	(0.36)	0.49	(3.49)	2.51	0.22
Net asset value, end of period	$17.48	$18.85	$19.21	$18.72	$22.21	$19.70
Total return(b)	(0.39)%(c)	14.73%	18.84%	(2.49)%	24.30%	14.50%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$430,457	$385,900	$226,845	$192,178	$165,714	$79,175
Ratios To Average Net Assets (including interest on credit facility and dividends on redeemable preferred stock)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	4.16%(e)(f)	6.78%(g)	8.47%	8.73%	7.62%	5.23%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.20%(e)	6.79%	8.47%	8.73%	7.62%	5.37%
Ratio of net investment income to average net assets including fee waivers and reimbursements	10.09%(e)	13.91%	15.74%	14.94%	13.92%	12.37%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	10.05%(e)	13.90%	15.74%	14.94%	13.92%	12.23%
See Notes to Financial Statements.
14	www.flatrockglobal.com

Flat Rock Opportunity Fund	Financial Highlights

	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024*	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Ratios To Average Net Assets (excluding interest on credit facility and dividends on redeemable preferred stock)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	3.50%(e)(f)	5.20%(g)	5.63%	5.78%	5.61%	4.53%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.54%(e)	5.21%	5.63%	5.78%	5.61%	4.67%
Ratio of net investment income to average net assets including fee waivers and reimbursements	10.75%(e)	15.49%	18.58%	17.89%	15.92%	13.07%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	10.71%(e)	15.48%	18.58%	17.89%	15.92%	12.93%
Portfolio turnover rate	2%(c)	23%	23%	19%	99%	43%
Credit Facility:
Aggregate principal amount, end of period (000s):	$—	$—	$49,000	$49,000	$37,000	$21,890
Assets Coverage, end of period per $1,000:(h)	—	—	5,642	4,932	5,505	4,627
Redeemable Preferred Stock:
Liquidation value, end of period (000s):	$45,000	$45,000	$45,000	$45,000	$25,000	$—
Asset coverage, end of period per share:(i)	47,508	43,103	27,197	23,730	19,078	—

*      Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(a)    Based on average shares outstanding during the period.

(b)    Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)    Not annualized

(d)    Interest expense relates to the Fund’s Credit Facility (see Note 9) and includes amortization of debt issuance costs as well as dividends on mandatorily redeemable preferred stock (see Note 10).

(e)    Annualized

(f)    The ratio of expenses to average net assets including fee waivers includes $79,423 in voluntary advisory fee waivers representing (0.02)%. This voluntary waiver is not subject to recoupment.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2025	15

Flat Rock Opportunity Fund	Financial Highlights

(g)        The ratio of expenses to average net assets including fee waivers includes $20,987 in voluntary advisory fee waivers representing (0.01)%. This voluntary waiver is not subject to recoupment.

(h)    Calculated by subtracting the Fund’s total liabilities (excluding the Credit Facility and accumulated unpaid interest on Credit Facility) from the Fund’s total assets and dividing by the outstanding Credit Facility balance.

(i)    Asset coverage ratio is calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Mandatorily Redeemable Preferred Stock including distributions payable on Mandatorily Redeemable Preferred Stock) from the Fund’s total assets and dividing by the liquidation value of the Mandatorily Redeemable Preferred Stock. The asset coverage per share figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock.

See Notes to Financial Statements.
16	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)
1. ORGANIZATION

Flat Rock Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was formed as a Delaware statutory trust on February 12, 2018 and operates pursuant to a Second Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to July 2, 2018, other than those related to organizational matters and the registration of its shares under applicable securities laws.

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Adviser to make investment decisions, and the results of the operations, as shown in the Statements of Operations and the Financial Highlights is the information utilized for the day-to-day management of the Fund. Due to the significance of oversight and its role, the Adviser is deemed to be the Chief Operating Decision Maker.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Preferred Shares: In accordance with ASC 480-10-25, the Fund’s mandatorily redeemable preferred stock has been classified as debt on the Statement of Assets and Liabilities. Refer to “Note 10. Mandatorily Redeemable Preferred Stock” for further details.

Security Valuation: The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

Semi-Annual Report | June 30, 2025	17

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)

The 1940 Act requires the Fund to determine the value of its portfolio securities using market quotations when “readily available,” and when market quotations are not readily available, portfolio securities must be valued at fair value, as determined in good faith by the Fund’s Board. As stated in Rule 2a-5 under the 1940 Act, determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. Under Rule 2a-5, a fund’s board may designate the fund’s adviser as “valuation designee” to perform fair value determinations. The Board, including a majority of the Trustees who are not “interested persons” of the Fund, as such term is defined in the 1940 Act, has designated the Adviser to perform fair value determinations and act as “valuation designee” for the Fund’s investments.

The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further discussed below.

It is the policy of the Fund to value its portfolio securities using market quotations when readily available. For purposes of this policy, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the valuation methodologies approved by the Board.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The Fund primarily invests in the equity and, to a lesser extent, in the junior debt tranches of collateralized loan obligations (“CLOs”). In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs; and 5) the Adviser’s own models, which will incorporate key inputs including, but not limited to, assumptions for future loan default rates, recovery rates, prepayment rates, and discount rates — all of which are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions, as well as those of the Adviser. While the use of an independent third-party industry pricing service can be a source for valuing its CLO investments, the Adviser will not use the price provided by a third-party service if it believes that the price does not accurately reflect fair value and will instead utilize another methodology outlined above to make its own assessment of fair value.

The Fund may invest in interests or shares in private investment companies and/or funds (“Private Investment Funds”) where the net asset value is calculated and reported by respective unaffiliated investment managers on a monthly or quarterly basis. Unless the Adviser is aware of information that a value reported to the Fund by a portfolio, underlying manager, or administrator does not accurately reflect the value of the Fund’s interest in that Private Investment Fund, the Adviser will use the net asset value provided by the Private Investment Funds as a practical expedient to estimate the fair value of such interests.

18	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)

The Fund may also invest directly in senior secured loans of U.S. middle-market companies (“Senior Loans”) (either in the primary or secondary markets). The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s Statement of Operations.

Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or indicative market quotations provided by an independent, third-party pricing service.

For each Senior Loan held by the Fund, that is either: 1) not a broadly syndicated loan; or 2) is a broadly syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser will employ the methodology it deems most appropriate to fair value the Senior Loan. For the period before such a Senior Loan begins providing quarterly financial updates, the Senior Loan’s fair value will usually be listed as the cost at which the Fund purchased the Senior Loan. For all other such Senior Loans, the Adviser will fair value each of these on a quarterly basis after the underlying portfolio company has reported its most recent quarterly financial update. These fair value calculations involve significant professional judgment by the Adviser in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a Senior Loan may differ materially from the value that could be realized upon the sale of the Senior Loan. There is no single standard for determining the fair value of an investment. Accordingly, the methodologies the Adviser may use to fair value the Senior Loan may include: 1) fair values provided by an independent third-party valuation firm; 2) mark-to-model valuation techniques; and 3) matrix pricing.

For each Senior Loan that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser may adjust the value of the Senior Loan between quarterly valuations based on changes in the capital markets. To do this, as a proxy for discount rates and market comparables, the Adviser may look to the Morningstar LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”). The LSTA Index is an equal value-weighted index designed to track the performance of the largest U.S. leveraged loan facilities. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If there are significant moves in the LSTA Index, the Adviser may adjust the value of the Senior Loan using its discretion.

In addition, the values of the Fund’s Senior Loans may be adjusted daily based on changes to the estimated total return that the assets will generate. The Adviser will monitor these estimates and update them as necessary if macro or individual changes warrant any adjustments.

Federal Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years ended December 31, 2021 to December 31, 2023, or expected to be taken in the Fund’s December 31, 2024 year-end tax returns. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s

Semi-Annual Report | June 30, 2025	19

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)

tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the six months ended June 30, 2025, the Fund did not incur any interest or penalties.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” tranche of CLO funds is recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financials Assets.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Cash and Cash Equivalents: Cash and cash equivalents (e.g., U.S. Treasury bills) may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	-	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.
Level 2	-

Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3	-

Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

20	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s investments under the fair value hierarchy levels as of June 30, 2025:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations Equity	$—	$—	$429,783,702	$429,783,702
Collateralized Loan Obligations Debt	—	—	12,464,947	12,464,947
Feeder Fund Investment - Debt	—	—	198,000	198,000
Feeder Fund Investment - Equity	—	—	21,810,010	21,810,010
Short-Term Investments	567,691	—	—	567,691
Total	$567,691	$—	$464,256,659	$464,824,350

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of June 30, 2025:

	Balance as of December 31, 2024	Realized gain (loss)	Amortization/ Accretion	Change in unrealized appreciation (depreciation)	Purchases	Sales/ Paydown	Transfer in Level 3	Transfer out Level 3	Balance as of June 30, 2025
Collateralized Loan Obligations Equity	$395,853,818	$—	$(22,439,750)	$(22,187,122)	$86,206,756	$(7,650,000)	$—	$—	$429,783,702
Collateralized Loan Obligations Debt	15,264,845	(22,500)	114,527	85,575	—	(2,977,500)	—	—	12,464,947
Feeder Fund Investment - Debt	—	—	4	(4)	198,000	—	—	—	198,000
Feeder Fund Investment - Equity	—	—	329	49,788	8,047,492	—	13,712,401	—	21,810,010
Total	$411,118,663	$(22,500)	$(22,324,890)	$(22,051,763)	$94,452,248	$(10,627,500)	$13,712,401	$—	$464,256,659

Semi-Annual Report | June 30, 2025	21

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)
Net Change in Unrealized Appreciation/ (Depreciation) included in Statements of Operations attributable to Level 3 investments held at June 30, 2025
Collateralized Loan Obligations Equity	$(22,187,122)
Collateralized Loan Obligations Debt	85,575
Feeder Fund Investment - Debt	(4)
Feeder Fund Investment - Equity	49,788
Total	$(22,051,763)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of June 30, 2025:

Assets	Fair Value at June 30, 2025	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(2)	Impact to Valuation from an Increase in Input(3)
Collateralized Loan Obligations Equity	$364,863,702	Market Quotes	NBIB(1)	7.30 – 102.37/ 70.58	Increase
	45,664,867	Yield Analysis	IRR	16.42% – 19.08%/ 18.02%	Decrease
	18,515,200	Recent Transaction	Transaction Price	100.00 – 100.00/ 100.00	Increase
	739,933	Liquidation Net Asset Value	Broker Quotes	1.85 – 2.75/2.57	Increase
Collateralized Loan Obligations Debt	12,464,947	Market Quotes	NBIB(1)	100.87 – 101.79/ 101.31	Increase
Feeder Fund Investment - Debt	198,000	Recent Transaction	Transaction Price	99.00 – 99.00/ 99.00	Increase
Feeder Fund Investment - Equity	13,762,518	Market Quotes	NBIB(1)	98.86 – 98.86/ 98.86	Increase
	8,047,492	Recent Transaction	Transaction Price	92.50 – 92.50/ 92.50	Increase

(1)    The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by an independent pricing service or broker on the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments, which may be adjusted for pending equity distributions as of the valuation date. Each price is evaluated by the Adviser pursuant to procedures approved by the Board of Trustees of the Fund, including performance and covenant compliance information as provided by the respective CLO’s independent trustee.

(2)    Weighted averages are calculated based on fair value of investments.

(3)    The impact on fair value measurement of an increase in each unobservable input is in isolation.

22	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)
4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of net assets), paid monthly in arrears, calculated based on the average daily value of net assets during such period. Prior to February 28, 2025, the management fee was calculated and payable monthly in arrears at the annual rate of 1.375% of the Fund’s average daily total assets during such period.

In addition to the management fee, the Adviser in entitled to an incentive fee. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.00% per quarter (or an annualized hurdle rate of 8.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, expenses reimbursed to the Adviser and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment policy), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s repurchase program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•     No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 2.00% per quarter (or an annualized rate of 8.00%);

•        100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.352%. This portion of the Fund’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.352%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when its pre-incentive fee net investment income reaches 2.352% in any calendar quarter; and

•     15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.352% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

Semi-Annual Report | June 30, 2025	23

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)

For the six months ended June 30, 2025, the Adviser earned $2,979,492 in management fees, $3,609,627 in incentive fees, and voluntarily waived $79,423 in fees. The fees waived by the Adviser are not subject to recoupment.

Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”) provides the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting. Under the terms of a Master Services Agreement, Ultimus receives fees from the Fund for these services.

U.S. Bank N.A. serves as the Fund’s custodian.

The Fund has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Ultimus, to provide distribution services to the Fund. The Distributor serves as principal underwriter/distributor of shares of the Fund. Under the terms of a Distribution Agreement, the Distributor receives fees from the Fund for these services.

U.S. Bank N.A. and the Distributor are not considered affiliates, as defined under the 1940 Act, of the Fund.

5. REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of 5% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their shares repurchased.

Quarterly repurchases occur in the months of March, June, September, and December. A repurchase offer notice will be sent to shareholders at least 21 calendar days before the repurchase request deadline. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the repurchase request deadline. Payment for all shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

During the six months ended June 30, 2025, the Fund completed two repurchase offers. In these offers, the Fund offered to repurchase no less than 5% of the number of its outstanding shares as of the repurchase pricing dates. The results of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	February 12, 2025	May 14, 2025
Repurchase Request Deadline	March 21, 2025	June 20, 2025
Repurchase Pricing Date	March 21, 2025	June 20, 2025
Amount Repurchased	$17,496,874	$22,569,906
Shares Repurchased	951,952	1,274,416

24	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)
6. PORTFOLIO INFORMATION

Purchases and sales of securities for the six months ended June 30, 2025, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$94,452,248	$10,627,500
7. TAXES

Classification of Distributions

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2024 was as follows:

Distributions paid from:
Ordinary Income	$48,982,481
Long-Term Capital Gain	—
Total	$48,982,481

As of December 31, 2024, the components of accumulated earnings/(deficit) on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	$44,479,737
Undistributed Long-Term Capital Gains	—
Capital Loss Carry Forwards	(16,330,627)
Unrealized Depreciation	(44,673,322)
Total	$(16,524,212)

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of June 30, 2025, with differences primarily attributable to passive foreign investment companies and adjustments for partnerships, was as follows:

Gross Unrealized Appreciation	$9,826,586
Gross Unrealized Depreciation	(48,509,854)
Net Unrealized Depreciation on Investments	$(38,683,268)
Tax Cost	$503,507,618

Semi-Annual Report | June 30, 2025	25

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)

Capital Losses

As of December 31, 2024, the Fund had capital loss carryforwards which may reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the fund of any liability for federal tax pursuant to the Code. The capital loss carryforwards may be carried forward indefinitely. At December 31, 2024, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total	Capital Loss Carry Forwards Utilized
$742,608	$15,588,019	$16,330,627	$—
8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following is not intended to be a comprehensive description of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks.

CLO Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. Investments in CLO securities may be riskier and less transparent than direct investments in the underlying loans and debt obligations. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests. The tranches in a CLO vary substantially in their risk profile, and debt tranches are more senior than equity tranches. The senior tranches are relatively safer because they have first priority on the collateral in the event of default. As a result, the senior tranches of a CLO generally have a higher credit rating and offer lower coupon rates than the junior tranches, which offer higher coupon rates to compensate for their higher default risk. The Fund expects that it will primarily invest in the equity, and to a lesser extent, the junior debt tranches of CLOs. The CLOs in which the Fund may invest may incur, or may have already incurred, debt that is senior to the Fund’s investment. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. Investments in CLOs may be subject to certain tax provisions that could result in the Fund incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Fund experiences with respect to its CLO investments may be an indication of future realized losses. Equity tranches are unrated and equity investors receive no principal payments, if any, until all debt obligations are paid.

26	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)

Liquidity Risk: The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Fund may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Fund’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Fund from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Global Markets Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events, the imposition of tariffs and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. For example, Russia’s ongoing military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, the European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks. In addition, the Israel-Hamas conflict as well as the potential risk for a wider conflict could negatively affect financial markets. Geopolitical tensions introduce uncertainty into global markets. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. Furthermore, the U.S.’s diplomatic ties and commitments in the region mean that it might become more directly involved, either diplomatically or militarily, diverting attention and resources. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Credit Risk. The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Adviser require accurate and detailed credit analysis of issuers, and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations.

Semi-Annual Report | June 30, 2025	27

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)

Condition of the borrowers of the loans underlying the CLOs in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Adviser may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk.

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high-yield investments considered speculative in nature and unsecured investments, this risk may be substantial. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk may also be greater to the extent the Fund uses leverage in connection with the management of the Fund. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Valuation Risk: Most of the Fund’s investments are not traded on national securities exchanges, and the Fund does not have the benefit of market quotations or other pricing data from such an exchange. Certain of the Fund’s investments will have the benefit of third-party bid-ask quotations. With respect to investments for which pricing data is not readily available or when such pricing data is deemed not to represent fair value, the Adviser determines fair value using the valuation procedures approved by the Board. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes.

Interest Rate Risk: Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. The Fund intends to fund portions of its investments with borrowings, and at such time, its net investment income will be affected by the difference between the rate at which it invests and the rate at which it borrows. Accordingly, the Fund cannot assure that a significant change in market interest risks will not have a material adverse effect on its net investment income.
9. BORROWINGS

The Fund entered into a Credit Agreement with certain funds and accounts managed by Eagle Point Credit Management, LLC, pursuant to which the Lenders agreed to provide the Fund with a term loan of $49,000,000 and a revolver of $6,125,000. The Credit Facility matured on September 18, 2024 and was not renewed.

28	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)
10. MANDATORILY REDEEMABLE PREFERRED STOCK

At June 30, 2025, the Fund issued and had outstanding 2,500 shares of Series A Term Preferred Shares, and 2,000 shares of Series B Term Preferred Shares. Both the Series A and Series B Term Preferred shares have a liquidation preference of $10,000 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 2,000 and 500 shares of Series A Term Preferred Shares on October 27, 2021 and December 3, 2021, respectively. The Fund issued 2,000 shares of Series B Term Preferred Shares on January 28, 2022. The Series A Term Preferred Shares are entitled to a dividend at a rate of 6.00% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series B Term Preferred Shares are entitled to a dividend at a rate of 5.85% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series A Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option commencing on October 27, 2021, for the initial 2,000 shares issued, and December 3, 2021 for the add-on 500 shares issued. The Series B Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option commencing on January 28, 2022. Debt issuance costs related to Series A Preferred Shares of $380,131 are deferred and amortized over the period the Series A Term Preferred Shares are outstanding. Debt issuance costs related to Series B Preferred Shares of $510,000 are deferred and amortized over the period the Series B Term Preferred Shares are outstanding.
Series	Mandatory Redemption Date	Annual Dividend Rate	Shares Outstanding	Aggregate Liquidation Preference	Unamortized Deferred Issuance Costs	Carrying Value of Preferred Shares	Fair Value as of June 30, 2025
Series A	December 15, 2029	6.00%	2,500	$25,000,000	$275,998	$24,724,002	$23,587,615
Series B	March 15, 2029	5.85%	2,000	20,000,000	216,855	19,783,145	18,941,462
				$45,000,000	$492,853	$44,507,147	$42,529,077

This fair value is based on Level 3 inputs under the fair value hierarchy. The following table summarizes the valuation techniques and significant unobservable inputs that are used to estimate the fair value for the Series A Term Preferred Shares and Series B Term Preferred Shares. The Series A Term Preferred Shares and Series B Term Preferred Shares are presented on the Statement of Assets and Liabilities at the aggregate liquidation preference, net of deferred financing costs.
Assets	Fair Value as of June 30, 2025	Valuation Techniques	Unobservable Inputs	Range/Weighted Average(1)	Impact to Valuation from an Increase in Input(2)
Series A Term Preferred Shares	$23,587,615	Inccome Approach (Discounted Cash Flow Model)	Discount Rates	7.13% – 8.00%/7.71%	Decrease
Series B Term Preferred Shares	18,941,462	Inccome Approach (Discounted Cash Flow Model)	Discount Rates	7.13% – 8.00%/7.71%	Decrease

(1)    Weighted averages are calculated based on fair value of investments.

(2)    The impact on fair value measurement of an increase in each unobservable input is in isolation.

Semi-Annual Report | June 30, 2025	29

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)
11. DISTRIBUTION REINVESTMENT PLAN

The Board approved the establishment of a distribution reinvestment plan (the “DRIP”). The DRIP was effective as of July 2, 2018, and was first applied to the reinvestment of cash distributions paid on or after October 26, 2018.

Under the DRIP, cash distributions paid to participating stockholders are reinvested in shares at a price equal to the net asset value per share of the shares as of such date.

12. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

13. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

Subsequent to June 30, 2025, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 29, 2025	July 28, 2025	July 30, 2025	$0.210
August 28, 2025	August 27, 2025	August 29, 2025	$0.210

30	www.flatrockglobal.com

Flat Rock Opportunity Fund	Additional Information
June 30, 2025 (Unaudited)
PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-307-500-5200, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the SEC on Form N-PORT within 60 days after the end of the Fund’s first and third quarters. Copies of the Fund’s Form N-PORT are available without charge, upon request, by contacting the Fund at 1-307-500-5200, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE	(Rev. Feb. 2022)
FACTS	WHAT DOES FLAT ROCK OPPORTUNITY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number Assets Retirement Assets Transaction History Checking Account Information	Purchase History Account Balances Account Transactions Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Flat Rock Opportunity Fund chooses to share; and whether you can limit this sharing.

Semi-Annual Report | June 30, 2025	31

Flat Rock Opportunity Fund	Additional Information
June 30, 2025 (Unaudited)
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Flat Rock Opportunity Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
QUESTIONS?	Call (307) 500-5200

32	www.flatrockglobal.com

Flat Rock Opportunity Fund	Additional Information
June 30, 2025 (Unaudited)
WHO WE ARE
Who is providing this notice?	Flat Rock Opportunity Fund
WHAT WE DO
How does Flat Rock Opportunity Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Flat Rock Opportunity Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make deposits or withdrawals from your account

•   Make a wire transfer

•   Tell us where to send the money

•   Tells us who receives the money

•   Show your government-issued ID

•   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes — information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Semi-Annual Report | June 30, 2025	33

Flat Rock Opportunity Fund	Additional Information
June 30, 2025 (Unaudited)
DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Flat Rock Opportunity Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Flat Rock Opportunity Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Flat Rock Opportunity Fund doesn’t jointly market.

34	www.flatrockglobal.com

Flat Rock Opportunity Fund	Renewal of Investment Advisory Agreement
June 30, 2025 (Unaudited)

At a meeting of the Board of Trustees (the “Board”) of Flat Rock Opportunity Fund (the “Fund”) held on February 28, 2025, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Fund or Flat Rock Global, LLC (the “Adviser”), considered and approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser.

The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that the Adviser was formed in 2016 and manages over $1.3 billion in assets across three interval funds. The Board considered the qualifications of the key personnel servicing the Fund, in particular, the qualifications of certain newly hired personnel. The Board discussed the Adviser’s robust investment and due diligence process, and the Adviser’s expertise related to investing in the equity tranches of collateralized loan obligations. The Board reviewed the Adviser’s compliance program, and discussed the results of the Adviser’s recent third party cybersecurity audit. The Board discussed the Adviser’s financial condition, noting that the Adviser’s assets under management have continued to increase since it commenced operations. The Board considered the Adviser’s assertion that the proposed change in calculation method for the Adviser’s base management fee (calculation based on net assets rather than gross assets) would not impact the nature, quality and extent of services provided by the Adviser. After discussion, the Board concluded that the Adviser had sufficient quality and depth of personnel, resources, and compliance policies and procedures essential to perform its duties under the Advisory Agreement.

Performance. The Board reviewed the performance of the Fund, noting that for the one year, five year and since inception periods, the Fund had annualized returns of 14.91%, 13.67% and 12.24%, respectively. The Board considered that the Fund outperformed its peer group for the five year and since inception periods, but underperformed the peer group during the one year period. The Board noted that the Fund outperformed the Bloomberg U.S. Corporate High Yield Index and Morningstar LSTA U.S. Leveraged Loan Index for all periods. The Board considered that the Fund underperformed the S&P 500; however, the Board acknowledged that the Fund’s volatility is much lower than the S&P 500’s and the Fund was not designed to outperform the S&P 500. The Board discussed the Adviser’s selective approach to investing, which the Adviser believes contributed positively to the Fund’s performance.

Fees and Expenses. The Board reviewed the Fund’s fees and expenses, noting that the proposed base management fee to be charged by the Adviser was lower than the peer group average, and the Fund’s expense ratio was also lower than the peer group average. The Board considered the expertise of the Adviser and the specialized knowledge required to manage the Fund. The Board also considered the incentive fees charged by the Adviser to the Fund. The Board discussed that the incentive fee was only payable if the Fund’s return exceeded an annualized hurdle rate of 8.0%. The Board concluded that the fees were not unreasonable in light of the services provided by the Adviser.

Semi-Annual Report | June 30, 2025	35

Flat Rock Opportunity Fund	Renewal of Investment Advisory Agreement
June 30, 2025 (Unaudited)

Profitability. The Board noted that the Adviser profited from its relationship with the Fund during 2024. The Board considered that the change in calculation method for the base management fee was not expected to materially impact the Adviser’s profitability because the Adviser had been voluntarily waiving fees received for managing assets held by the Fund using leverage. The Board considered the fees and expenses of the Fund in relation to the Fund’s profitability, and considered the knowledge and expertise of the Adviser. After deliberation, the Board concluded that the Adviser’s profits were not unreasonable in light of the services provided by the Adviser.

Economies of Scale. The Board discussed that the Fund was not yet experiencing economies of scale. The Board concluded that it would continue to discuss economies of scale as the Fund grew in size.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of legal counsel, the Board determined that the continuation of the Advisory Agreement was in the best interest of the Fund and its shareholders.

36	www.flatrockglobal.com

Must be accompanied or preceded by a Prospectus.
Ultimus Fund Distributors, LLC is the Distributor for the Flat Rock Opportunity Fund.

(b)       Not applicable to Registrant.

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Companies.

(a)       Not applicable.

(b)       Not applicable

Item 6. Investments.

(a)       The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)       Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)       Not applicable.

(b)       Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

A Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)       Not applicable to semi-annual report.

(b)       Not applicable to Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.    Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees

Item 16. Controls and Procedures.

(a)       The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)       No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

None.

Item 19. Exhibits.

(a)(1)	Not applicable to semi-annual report.
(a)(2)	Not applicable to Registrant.
(a)(3)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, filed herewith.
(a)(4)	Not applicable.
(a)(5)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flat Rock Opportunity Fund
By	/s/ Robert K. Grunewald
Robert K. Grunewald President and Chief Executive Officer (Principal Executive Officer)
Date	9/2/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert K. Grunewald
Robert K. Grunewald President and Chief Executive Officer (Principal Executive Officer)
Date	9/2/2025
By	/s/ Ryan Ripp
Ryan Ripp Chief Financial Officer (Principal Financial Officer)
Date	9/2/2025